SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Multisector Income Fund
The Board of Trustees of DWS Multisector Income Fund (Acquired Fund) has given approval to proposals by DWS Investment Management Americas, Inc. (DIMA), the advisor of the Acquired Fund, to (i) terminate the sub-advisory agreement with DWS Alternatives Global Limited, an affiliate of DIMA and a direct wholly-owned subsidiary of DWS Group, on or about May 16, 2019; and (ii) effect the merger of the Acquired Fund into DWS Total Return Bond Fund (Acquiring Fund), on or about August 5, 2019 (Merger Date).
The merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, by calling (800) 728-3337 or by asking your financial representative.
Effective on or about May 16, 2019, the summary prospectus is supplemented as follows:
DWS Alternatives Global Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Alternatives Global Limited are hereby deleted.
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the fund’s summary prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.

Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-37